         SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 18, 2003

         TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

     DELAWARE
(State of Incorporation)

       1-8048                                                                                                         66-0328885
(Commission File No.)                                                                                                           (IRS Employer Identification No.)

          1385 Akron Street, Copiague, New York      11726
                (Address of Principal Executive Offices)                     (Zip Code)

                                    (631) 789-5000
           (Registrant's telephone number, including area code)

                                    Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

    (a)        Financial statements of business acquired:

                Not applicable.

    (b)        Pro forma financial information:

                  Not applicable.

    (c)        Exhibits:

                 The following is furnished as an Exhibit under Item 12:

                99.1     The Company's Press Release dated September 18, 2003.

Item 12.  Results of Operations and Financial Condition.

         On September 18, 2003, the Company issued a press release announcing its results of operations for the fiscal 2003 fourth quarter and twelve months ended June 27, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         The foregoing information, including Exhibit 99.1 and the information therefrom incorporated herein by reference, is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amneded, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                  TII NETWORK TECHNOLOGIES, INC

Date: September 22, 2003	By: /s/ Kenneth A. Paladino Kenneth A. Paladino, Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number       Description

99.1      The Company's Press Release dated Septembet 18, 2003.